[Logo] M F S (R)
INVESTMENT MANAGEMENT                                         SEMIANNUAL REPORT
  We invented the mutual fund(R)                              DECEMBER 31, 2000



[Graphic Omitted]

                              MFS(R) INSTITUTIONAL
                              CORE EQUITY FUND

MFS(R) INSTITUTIONAL CORE EQUITY FUND

TRUSTEES                                            INVESTMENT ADVISER
Jeffrey L. Shames*                                  Massachusetts Financial Services Company
Chairman and Chief Executive Officer,               500 Boylston Street
MFS Investment Management(R)                        Boston, MA 02116-3741

Nelson J. Darling, Jr.+                             DISTRIBUTOR
Private investor and trustee                        MFS Fund Distributors, Inc.
                                                    500 Boylston Street
William R. Gutow+                                   Boston, MA 02116-3741
Private investor and real estate consultant;
Vice Chairman, Capitol Entertainment                INVESTOR SERVICE
Management Company (video franchise)                MFS Service Center, Inc.
                                                    P.O. Box 2281
CHAIRMAN AND PRESIDENT                              Boston, MA 02107-9906
Jeffrey L. Shames*
                                                    For additional information,
PORTFOLIO MANAGER                                   contact your investment professional.
John D. Laupheimer, Jr.*
                                                    CUSTODIAN
TREASURER                                           State Street Bank and Trust Company
James O. Yost*
                                                    WORLD WIDE WEB
ASSISTANT TREASURERS                                www.mfs.com
Mark E. Bradley*
Robert R. Flaherty*
Laura F. Healy*
Ellen Moynihan*

SECRETARY
Stephen E. Cavan*

ASSISTANT SECRETARY
James R. Bordewick, Jr.*

* MFS Investment Management
+ Independent Trustee

--------------------------------------------------------------------------------
NOT FDIC INSURED                 MAY LOSE VALUE                NO BANK GUARANTEE
--------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

Dear Shareholders,
If you've been reading our annual and semiannual reports for any length of time, you've probably sensed the pride we have in our research process. More than anything else, we think MFS Original Research(R) -- and the performance results it has yielded for shareholders -- makes us unique among investment management companies. We think that uniqueness stems from three factors: philosophy, process, and people.

PHILOSOPHY
In over 75 years of managing mutual funds, we've developed a number of beliefs about the best ways to invest over a variety of market conditions. First, we believe in bottom-up research, which means we use a company-by-company, one-security-at-a-time approach to building a portfolio. What we look for is the truth about the fundamentals of a company's business -- things such as the ability of management to execute its business plan, the ability of that plan to be scaled up as the company grows, actual demand for the company's products and services, cash flow, profits, and earnings.

Second, we believe that, over the long term, stock prices follow earnings. In our view, stock prices are basically a multiple of projected earnings, with the multiple increasing as the market perceives that a company has something customers want and will continue to want. One of the major elements of Original Research(SM) is doing our best to project a company's future earnings and determine how much the market will pay for those earnings.

Third, we believe there are at least three ways to potentially achieve competitive long-term performance: be early, uncover second chances, and avoid mistakes. All of these are based on bottom-up research. In both domestic and international markets, early discovery has historically been a hallmark of our investment style. Some of the stocks with which MFS has been most successful are those in which we've taken large positions before the market discovered or believed in them. Similarly, some of our best fixed-income investments have been early positions in companies or governments that our research revealed were potential candidates for credit upgrades. (A credit upgrade causes the value of a bond to rise because it indicates the market has increased confidence that principal and interest on the bond will be repaid.)

"Second-chance" opportunities are companies whose stock prices have stumbled but that we believe still have the potential to be market leaders. For example, a quarterly earnings shortfall of a few cents may cause the market to temporarily lose confidence in a company. If we believe the business remains fundamentally strong, we may use the price decline as a buying opportunity.

Avoiding mistakes is another way we feel Original Research may help performance. In fixed-income investing this means, among other things, trying to be better than our peers at avoiding bond issuers that may default. In equity investing, avoiding mistakes means we strive to know a company and its industry well enough to distinguish truth from hype.

PROCESS
We acquire our information firsthand, by researching thousands of companies to determine which firms may make good investments. Our analysis of an individual company may include

o  face-to-face contact with senior management as well as frontline workers

o  analysis of the company's financial statements and balance sheets

o  contact with the company's current and potential customers

o  contact with the company's competitors

o our own forecasts of the company's future market share, cash flow, and earnings

Our analysts and portfolio managers disseminate this information in the form of daily notes e-mailed worldwide to all members of our investment team. This ensures that our best ideas are shared throughout the company, without barriers between equity and fixed-income, international and domestic, or value and growth investment areas. We believe this allows each of our portfolio managers -- and thus each of our investors -- to potentially benefit from any relevant item of Original Research.

John Ballen, our President and Chief Investment Officer, has often said that the thought he hopes managers will have when they read the daily notes is, "I could never perform as well at any other investment company, because nowhere else could the quality of the research be this good."

PEOPLE
Our team of research analysts and portfolio managers traces its roots back to 1932, when we created one of the first in-house research departments in the industry. Today, we believe we have an investment team distinguished for its unique blend of talent, continuity, and cohesiveness.

MFS' team culture and commitment to quality research have proven to be of tremendous value in attracting some of the best and brightest talent from leading business schools and from other investment management companies. Our company culture was a key factor in our recognition by Fortune magazine in its January 10, 2000, issue and again in its January 22, 2001, issue as one of the "100 Best Companies to Work For" in America. As befits a great team, our people have tended to stick around -- the average MFS tenure of our portfolio managers is 12 years, with over 15 years in the investment industry. Contributing to this continuity is our policy that all equity portfolio managers are promoted from within, after distinguishing themselves first as research analysts. And because many of us who are now managing funds or managing the company itself have been working together for well over a decade, we have a cohesiveness, a shared philosophy of investing, and a unity of purpose that we believe bodes well for the future of the company.

We also have scale. Our research analyst team is over 55 members strong and growing. Each analyst is our in-house expert on a specific industry or group of industries in a specific region of the globe. In pursuing their research, our analysts and portfolio managers each year will visit more than 2,000 companies throughout the world, meet with representatives from more than 3,000 companies at one of our four worldwide offices, attend roughly 5,000 company presentations sponsored by major Wall Street firms, and consult with over 1,000 analysts from hundreds of U.S. and foreign brokerage houses.

All of this culminates in our analysts making buy and sell recommendations on a wide range of potential investments for all of our portfolios. In the end, the goal of Original Research is to try to give our portfolio managers an advantage over their peers -- to enable our managers to deliver competitive performance, by finding opportunities before they are generally recognized by the market and by avoiding mistakes whenever possible. Original Research does, we believe, make a difference.

As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

Respectfully,

/s/ Jeffrey L. Shames

Jeffrey L. Shames
Chairman and Chief Executive Officer
MFS Investment Management(R)

January 16, 2001

Investments in mutual funds will fluctuate and may be worth more or less upon redemption.

Mutual funds are designed for long term retirement investing. Please see your investment professional for more information.

The opinions expressed in this letter are those of Jeffrey L. Shames, and no forecasts can be guaranteed.

MANAGEMENT REVIEW AND OUTLOOK

Dear Shareholders,
For the six months ended December 31, 2000, the fund provided a total return of -1.38%, including the reinvestment of any dividends and capital gains distributions. During the same period, the fund's returns compare to a -8.72% return for the fund's benchmark, the Standard & Poor's 500 Composite Index (the S&P 500). The S&P 500 is a popular, unmanaged index of common stock total return performance. During the same period, the average large-cap core fund tracked by Lipper Inc., an independent firm that reports mutual fund performance, returned -9.96%.

The past year was very challenging. In fact, it was the first down year for the S&P 500 since 1990 and the steepest calendar-year decline since 1974. In comparison to the S&P 500, however, it was also a great year to be a diversified, value-conscious growth investor. The market's obsession with technology in 1999 and early 2000 gave us an extraordinary opportunity to find what we believed were high-quality companies at depressed valuations in underappreciated sectors such as commercial insurance, commercial aerospace, food retailing, and energy. As a result, the portfolio's return was down just slightly at the end of the period, despite the extremely volatile market.

Particularly hard hit in 2000 were technology stocks. We started last year with roughly a market weighting in technology that was almost equal to the weighting in the S&P 500. Early in the year, our investments were focused on groups within technology that we believed offered strong earnings growth, such as leading telecommunications equipment, networking, storage, and semiconductor companies. Toward the end of the first quarter, however, we began to reduce our technology weighting, a process that continued over the balance of the year. At the end of the year, our technology holdings represented less than 20% of the portfolio's total assets. Increasingly, our analysts saw signs that earnings growth in these groups had begun to decelerate.

Whether we are investing in technology, or any sector, the common theme in our investment strategy has been our emphasis on visible, dependable, near-term earnings growth. However, some of the areas where we did locate opportunities were in cyclical industries benefiting from a return of pricing power, such as insurance, aerospace, and energy, plus traditionally dependable growers such as pharmaceuticals and food retailing. Many of these sectors were overlooked by the market early in the year, but benefited later as concerns about slower economic growth emerged.

A year ago, we were operating in a market with extreme divergences -- growth versus value, new economy versus old economy, technology versus just about anything else. Over the past 12 months, these divergences have reversed for the most part, with valuations converging. Consequently, we think that the performance across various sectors of the market will be more balanced; in other words, we think it will be a great market for picking individual stocks, and fundamental, bottom-up research will be critical.

Looking into next year, we think the economy will continue to slow, and we believe it's likely the Federal Reserve Board will begin to cut interest rates early in 2001. While lower interest rates historically have helped the stock market, we expect that volatility will continue as investor sentiment swings between the agony of slower growth and the ecstasy of lower interest rates. Sentiment usually swings to extremes in the short run; fundamentals shift in much slower patterns. We continue to believe that by focusing on long-term, company-specific fundamentals, we will be able to take advantage of these short-term swings and find what we think may be great companies selling at discounts to their long-term value.

Because volatility has increased in the market, we think investors will continue to migrate into areas that offer attractive valuations and earnings reliability. As a result, we've been chipping away at some of the financial services, energy, and utility stocks that have appreciated significantly and we have started to look closely at some of the companies whose stock prices have been beaten down well below what we believe are reasonable prices. While we still have a high level of confidence in our top holdings, we think areas such as technology and telecommunications have begun to look attractive again. In some cases stock prices have come down very sharply and quickly, yet we believe the fundamental business and earnings outlook remains favorable.

Respectfully,

/s/ John D. Laupheimer, Jr.

John D. Laupheimer, Jr.
Portfolio Manager

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

It is not possible to invest directly in an index.

The portfolio is actively managed, and current holdings may be different.

PORTFOLIO MANAGER'S PROFILE

John D. Laupheimer, Jr., CFA, is Senior Vice President and Director of Equity Research of MFS Investment Management(R) (MFS(R)). He is lead portfolio manager of Massachusetts Investors Trust, America's oldest mutual fund.

As Director of Equity Research, he is responsible for the hiring, training, and industry assignments of our team of equity research analysts, as well as the overall strategic direction of our MFS Original Research(R) process. John also manages the growth and income and core equity portfolios of our variable annuity, offshore, and institutional product lines.

He joined the MFS Research Department in 1981 as a research analyst. He was named portfolio manager in 1987, Senior Vice President in 1995, and Director of Equity Research in 1999.

John is a graduate of Boston University and MIT's Sloan School of Management. He holds the Chartered Financial Analyst (CFA) designation and is a member of The Boston Security Analysts Society, Inc.

All equity portfolio managers began their careers at MFS as research analysts. Our portfolio managers are supported by an investment staff of over 160 professionals utilizing MFS Original Research(R), a global, company-oriented, bottom-up process of selecting securities.



This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including charges and expenses, for any MFS product is available from your investment professional or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

FUND FACTS

Objective: Seeks long-term growth of capital generally consistent with that of a diversified large-cap portfolio and income equal to approximately 90% of the dividend yield of the S&P 500.

Commencement of investment operations: December 31, 1998

Size: $19.8 million net assets as of December 31, 2000

PERFORMANCE SUMMARY

Because the fund is designed for investors with long-term goals, we have provided the cumulative as well as the average annual total returns for the applicable time periods. Performance results reflect the percentage change in net asset value, including the reinvestment of dividends and capital gains. The minimum initial investment is generally $3 million. Shares of the fund are purchased at net asset value. (See Notes to Performance Summary.)

TOTAL RATES OF RETURN THROUGH DECEMBER 31, 2000

                                6 Months       1 Year         Life*
---------------------------------------------------------------------
Cumulative Total Return           -1.38%       +0.23%       +10.84%
---------------------------------------------------------------------
Average Annual Total Return        --          +0.23%       + 5.28%
---------------------------------------------------------------------
*For the period from the commencement of the fund's investment operations, December 31, 1998, through December 31, 2000.

NOTES TO PERFORMANCE SUMMARY

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable. See the prospectus for details. All results are historical and assume the reinvestment of dividends and capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. MORE RECENT RETURNS MAY BE MORE OR LESS THAN THOSE SHOWN. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Investments in foreign securities may be unfavorably affected by interest rate and currency exchange rate changes, as well as market, economic, and political conditions of the countries where investments are made. There may be greater returns but also greater risk than with U.S. investments. These risks may increase share price volatility. See the prospectus for details.

PORTFOLIO OF INVESTMENTS (Unaudited) - December 31, 2000

Stocks - 96.9%
-------------------------------------------------------------------------------------
ISSUER                                                       SHARES             VALUE
-------------------------------------------------------------------------------------
U.S. Stocks - 85.2%
  Aerospace - 5.8%
    Boeing Co.                                                5,830       $   384,780
    United Technologies Corp.                                 9,626           756,844
                                                                          -----------
                                                                          $ 1,141,624
-------------------------------------------------------------------------------------
  Automotive - 0.2%
    Delphi Automotive Systems Corp.                           3,810       $    42,862
-------------------------------------------------------------------------------------
  Banks and Credit Companies - 3.5%
    Bank One Corp.                                            3,140       $   115,002
    Chase Manhattan Corp.                                     4,324           196,472
    PNC Financial Services Group Co.                          2,350           171,697
    Wells Fargo Co.                                           3,907           217,571
                                                                          -----------
                                                                          $   700,742
-------------------------------------------------------------------------------------
  Biotechnology - 1.9%
    Pharmacia Corp.                                           6,088       $   371,368
-------------------------------------------------------------------------------------
  Business Machines - 3.6%
    International Business Machines Corp.                     5,008       $   425,680
    Sun Microsystems, Inc.*                                   4,722           131,626
    Texas Instruments, Inc.                                   3,210           152,073
                                                                          -----------
                                                                          $   709,379
-------------------------------------------------------------------------------------
  Business Services - 4.0%
    Automatic Data Processing, Inc.                           5,970       $   377,975
    BEA Systems, Inc.*                                          323            21,742
    Computer Sciences Corp.*                                  2,333           140,272
    First Data Corp.                                          4,698           247,526
                                                                          -----------
                                                                          $   787,515
-------------------------------------------------------------------------------------
  Cellular Telephones - 0.5%
    Sprint Corp. (PCS Group)*                                 4,388       $    89,680
-------------------------------------------------------------------------------------
  Computer Hardware - Systems - 0.7%
    Compaq Computer Corp.                                     4,815       $    72,466
    Dell Computer Corp.*                                      3,750            65,390
                                                                          -----------
                                                                          $   137,856
-------------------------------------------------------------------------------------
  Computer Software - Personal Computers - 1.7%
    Mercury Interactive Corp.*                                   82       $     7,400
    Microsoft Corp.*                                          7,743           335,853
                                                                          -----------
                                                                          $   343,253
-------------------------------------------------------------------------------------
  Computer Software - Services - 0.3%
    EMC Corp.*                                                1,010       $    67,165
-------------------------------------------------------------------------------------
  Computer Software - Systems - 1.3%
    I2 Technologies, Inc.*                                      236       $    12,832
    Oracle Corp.*                                             6,602           191,871
    VERITAS Software Corp.*                                     560            49,000
                                                                          -----------
                                                                          $   253,703
-------------------------------------------------------------------------------------
  Conglomerates - 1.6%
    Tyco International Ltd.                                   5,616       $   311,688
-------------------------------------------------------------------------------------

U.S. Stocks - continued
  Consumer Goods and Services - 1.9%
    Colgate-Palmolive Co.                                     2,208       $   142,526
    Gillette Co.                                              2,560            92,480
    Philip Morris Cos., Inc.                                  3,140           138,160
                                                                          -----------
                                                                          $   373,166
-------------------------------------------------------------------------------------
  Electrical Equipment - 2.8%
    General Electric Co.                                     11,613       $   556,698
-------------------------------------------------------------------------------------
  Electronics - 0.4%
    Intel Corp.                                               2,480       $    74,555
-------------------------------------------------------------------------------------
  Energy - 0.8%
    TXU Corp.                                                 3,745       $   165,950
-------------------------------------------------------------------------------------
  Entertainment - 1.0%
    Time Warner, Inc.                                           661       $    34,531
    Viacom, Inc., "B"*                                        3,380           158,015
                                                                          -----------
                                                                          $   192,546
-------------------------------------------------------------------------------------
  Financial Institutions - 7.2%
    American Express Co.                                      2,342       $   128,664
    Citigroup, Inc.                                           2,370           121,018
    Federal National Mortgage Assn.                           3,410           295,818
    Federal Home Loan Mortgage Corp.                          7,264           500,308
    State Street Corp.                                        2,978           369,897
                                                                          -----------
                                                                          $ 1,415,705
-------------------------------------------------------------------------------------
  Financial Services - 0.3%
    John Hancock Financial Services, Inc.                     1,310       $    49,289
-------------------------------------------------------------------------------------
  Food and Beverage Products - 1.5%
    Coca-Cola Co.                                             2,910       $   177,328
    Quaker Oats Co.                                           1,150           111,981
                                                                          -----------
                                                                          $   289,309
-------------------------------------------------------------------------------------
  Insurance - 6.4%
    AFLAC, Inc.                                               2,756       $   198,949
    American International Group, Inc.                        3,365           331,663
    CIGNA Corp.                                                 860           113,778
    Hartford Financial Services Group, Inc.                   5,467           386,107
    St. Paul Cos., Inc.                                       3,472           188,573
    UnumProvident Corp.                                       2,030            54,556
                                                                          -----------
                                                                          $ 1,273,626
-------------------------------------------------------------------------------------
  Internet - 0.4%
    XO Communications, Inc.*                                  4,001       $    71,268
-------------------------------------------------------------------------------------
  Machinery - 2.2%
    Deere & Co., Inc.                                         6,970       $   319,313
    Ingersoll Rand Co.                                        1,300            54,438
    W.W. Grainger, Inc.                                       1,450            52,925
                                                                          -----------
                                                                          $   426,676
-------------------------------------------------------------------------------------
  Medical and Health Products - 6.7%
    American Home Products Corp.                              3,892       $   247,337
    Bristol-Myers Squibb Co.                                  6,445           476,527
    Pfizer, Inc.                                             13,165           605,590
                                                                          -----------
                                                                          $ 1,329,454
-------------------------------------------------------------------------------------
  Medical and Health Technology and Services - 1.9%
    Applera Corp. - Applied Biosystems Group*                 1,320       $   124,163
    Medtronic, Inc.                                           4,228           255,265
                                                                          -----------
                                                                          $   379,428
-------------------------------------------------------------------------------------
  Metals and Minerals - 0.6%
    Alcoa, Inc.                                               3,740       $   125,290
-------------------------------------------------------------------------------------
  Oil Services - 1.9%
    Baker Hughes, Inc.                                        5,250       $   218,203
    Global Marine, Inc.*                                      1,420            40,293
    Schlumberger Ltd.                                         1,500           119,906
                                                                          -----------
                                                                          $   378,402
-------------------------------------------------------------------------------------
  Oils - 4.3%
    Conoco, Inc.                                              6,650       $   192,435
    Exxon Mobil Corp.                                         6,395           555,965
    Santa Fe International Corp.                                590            18,917
    Transocean Sedco Forex, Inc.                              1,950            89,700
                                                                          -----------
                                                                          $   857,017
-------------------------------------------------------------------------------------
  Printing and Publishing - 1.9%
    Gannett Co., Inc.                                         2,519       $   158,855
    New York Times Co.                                        5,606           224,590
                                                                          -----------
                                                                          $   383,445
-------------------------------------------------------------------------------------
  Retail - 3.8%
    CVS Corp.                                                 6,450       $   386,597
    Wal-Mart Stores, Inc.                                     6,884           365,712
                                                                          -----------
                                                                          $   752,309
-------------------------------------------------------------------------------------
  Supermarkets - 3.2%
    Safeway, Inc.*                                           10,210       $   638,125
-------------------------------------------------------------------------------------
  Telecommunications - 8.3%
    Alltel Corp.                                              2,057       $   128,434
    BroadWing, Inc.*                                          3,070            70,034
    Cabletron Systems, Inc.*                                  3,920            59,045
    CIENA Corp.*                                                850            69,063
    Cisco Systems, Inc.*                                     11,164           427,023
    Corning, Inc.                                             5,030           265,647
    Lucent Technologies, Inc.                                 6,420            86,670
    Qwest Communications International, Inc.*                 2,470           101,270
    SBC Communications, Inc.                                  4,643           221,703
    Verizon Communications                                    4,305           215,788
                                                                          -----------
                                                                          $ 1,644,677
-------------------------------------------------------------------------------------
  Utilities - Electric - 1.8%
    Exelon Corp.                                              4,025       $   282,595
    NiSource, Inc.                                            2,550            78,413
                                                                          -----------
                                                                          $   361,008
-------------------------------------------------------------------------------------
  Utilities - Gas - 0.8%
    Enron Corp.                                                 760       $    63,175
    Williams Cos., Inc.                                       2,230            89,061
                                                                          -----------
                                                                          $   152,236
-------------------------------------------------------------------------------------
Total U.S. Stocks                                                         $16,847,014
-------------------------------------------------------------------------------------

Foreign Stocks - 11.7%
  Bermuda - 0.4%
    Global Crossing Ltd. (Telecommunications)*                1,850       $    26,478
    Tycom Ltd. (Telecommunications)*                          2,487            55,647
                                                                          -----------
                                                                          $    82,125
-------------------------------------------------------------------------------------
  Canada - 1.3%
    Canadian National Railway Co. (Railroads)                 2,026       $    60,147
    Nortel Networks Corp. (Telecommunications)                6,270           201,032
                                                                          -----------
                                                                          $   261,179
-------------------------------------------------------------------------------------
  Japan - 0.2%
    Fast Retailing Co. (Retail)                                 200       $    39,167
-------------------------------------------------------------------------------------
  Netherlands - 2.8%
    Akzo Nobel N.V. (Chemicals)                               3,680       $   197,634
    ING Groep N.V. (Financial Services)*                        989            79,003
    Royal Dutch Petroleum Co. (Oils)                          4,460           273,276
                                                                          -----------
                                                                          $   549,913
-------------------------------------------------------------------------------------
  Switzerland - 2.1%
    Nestle S.A. (Food and Beverage Products)                     90       $   209,948
    Novartis AG (Medical and Health Products)                   110           194,489
    Syngenta AG (Chemicals)*                                    138             7,409
                                                                          -----------
                                                                          $   411,846
-------------------------------------------------------------------------------------
  United Kingdom - 4.9%
    AstraZeneca Group PLC (Medical and Health Products)       1,240       $    62,557
    BP Amoco PLC, ADR (Oils)                                 10,257           491,054
    Diageo PLC (Food and Beverage Products)*                 11,705           131,225
    HSBC Holdings PLC (Banks and Credit Cos.)*                9,469           139,419
    Reuters Group PLC, ADR (Business Services)                  899            88,552
    Vodafone Group PLC (Telecommunications)*                 13,895            50,991
                                                                          -----------
                                                                          $   963,798
-------------------------------------------------------------------------------------
Total Foreign Stocks                                                      $ 2,308,028
-------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $18,096,156)                               $19,155,042
-------------------------------------------------------------------------------------

Convertible Bonds - 0.2%
-------------------------------------------------------------------------------------
                                                   PRINCIPAL AMOUNT
ISSUER                                                (000 OMITTED)             VALUE
-------------------------------------------------------------------------------------
    NTL, Inc., 5.75s, 2009 (Telecommunications)##              $ 51       $    31,635
    Transocean Sedco Forex, Inc., 0s, 2020 (Oils)                15             8,775
-------------------------------------------------------------------------------------
Total Convertible Bonds (Identified Cost, $56,859)                        $    40,410
-------------------------------------------------------------------------------------

Short-Term Obligations - 2.8%
-------------------------------------------------------------------------------------
    American Express Credit Corp., due 1/02/01                 $214       $   213,961
    Anheuser-Busch, Inc., due 1/02/01                           101           100,982
    Goldman Sachs Group LP, due 1/02/01                         244           243,956
-------------------------------------------------------------------------------------
Total Short-Term Obligations, at Amortized Cost                           $   558,899
-------------------------------------------------------------------------------------

Repurchase Agreement - 5.8%
-------------------------------------------------------------------------------------
    Merrill Lynch, dated 12/29/00, due 1/2/01, total to
      be received $1,153,826 (secured by various U.S.
      Treasury and Federal Agency obligations in a
      jointly traded account), at Cost                    $   1,153       $ 1,153,000
-------------------------------------------------------------------------------------
Total Investments (Identified Cost, $19,864,914)                          $20,907,351

Other Assets, Less Liabilities - (5.7)%                                    (1,125,833)
-------------------------------------------------------------------------------------
Net Assets - 100.0%                                                       $19,781,518
-------------------------------------------------------------------------------------

 *Non-income producing security.
##SEC Rule 144A restriction.

See notes to financial statements.

FINANCIAL STATEMENTS
Statement of Assets and Liabilities (Unaudited)
----------------------------------------------------------------------------
DECEMBER 31, 2000
----------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $19,864,914)           $20,907,351
  Investment of cash collateral for securities loaned,
    at identified cost and value                                   2,964,759
  Cash                                                                 1,557
  Receivable for investments sold                                     16,506
  Interest and dividends receivable                                   14,861
  Receivable from investment adviser                                  36,802
                                                                 -----------
      Total assets                                               $23,941,836
                                                                 -----------
Liabilities:
  Payable to custodian, at value (at cost, $92)                        $  96
  Payable for investments purchased                                1,194,561
  Collateral for securities loaned, at value                       2,964,759
  Payable to affiliate for management fee                                902
                                                                 -----------
      Total liabilities                                          $ 4,160,318
                                                                 -----------
Net assets                                                       $19,781,518
                                                                 ===========
Net assets consist of:
  Paid-in capital                                                $19,146,701
  Unrealized appreciation on investments and translation of
    assets and liabilities in foreign currencies                   1,042,101
  Accumulated net realized loss on investments and foreign
    currency transactions                                           (415,287)
  Accumulated undistributed net investment income                      8,003
                                                                 -----------
      Total                                                      $19,781,518
                                                                 ===========
Shares of beneficial interest outstanding                         1,804,507
                                                                  =========

Net asset value, offering price, and redemption price per share
  (net assets / shares of beneficial interest outstanding)         $10.96
                                                                   ======
See notes to financial statements.

Statement of Operations (Unaudited)
-------------------------------------------------------------------------------------------
SIX MONTHS ENDED DECEMBER 31, 2000
-------------------------------------------------------------------------------------------
Net investment income (loss):
  Income -
    Dividends                                                                     $  92,716
    Interest                                                                         29,587
    Foreign taxes withheld                                                           (1,610)
                                                                                  ---------
      Total investment income                                                     $ 120,693
                                                                                  ---------

  Expenses -
    Management fee                                                                $  57,291
    Trustees' compensation                                                            1,090
    Shareholder servicing agent fee                                                     704
    Administrative fee                                                                1,159
    Custodian fee                                                                     8,845
    Printing                                                                          4,252
    Auditing fee                                                                     15,196
    Legal fees                                                                        1,314
    Registration fees                                                                11,562
    Miscellaneous                                                                       977
                                                                                  ---------
        Total expenses                                                            $ 102,390
    Fees paid indirectly                                                             (1,603)
    Reduction of expenses by investment adviser                                     (48,216)
                                                                                  ---------
      Net expenses                                                                $  52,571
                                                                                  ---------
        Net investment income                                                     $  68,122
                                                                                  ---------
Realized and unrealized loss on investments:
  Realized loss (identified cost basis) -
    Investment transactions                                                       $(107,655)
    Foreign currency transactions                                                      (508)
                                                                                  ---------
      Net realized loss on investments and foreign currency transactions          $(108,163)
                                                                                  ---------

  Change in unrealized depreciation -
    Investments                                                                   $(225,586)
    Translation of assets and liabilities in foreign currency                          (373)
                                                                                  ---------
      Net unrealized loss on investments and foreign currency translation         $(225,959)
                                                                                  ---------
        Net realized and unrealized loss on investments and foreign currency      $(334,122)
                                                                                  ---------
          Decrease in net assets from operations                                  $(266,000)
                                                                                  =========

See notes to financial statements.

FINANCIAL STATEMENTS - continued
Statement of Changes in Net Assets
-----------------------------------------------------------------------------------------------
                                                          SIX MONTHS ENDED           YEAR ENDED
                                                         DECEMBER 31, 2000        JUNE 30, 2000
                                                               (UNAUDITED)
-----------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                        $    68,122           $    89,511
  Net realized loss on investments and foreign
    currency transactions                                         (108,163)             (274,870)
  Net unrealized gain (loss) on investments and foreign
    currency translation                                          (225,959)              837,037
                                                               -----------           -----------
      Increase (decrease) in net assets from operations        $  (266,000)          $   651,678
                                                               -----------           -----------

Distributions declared to shareholders -
  From net investment income                                   $  (118,386)          $   (55,768)
  From net realized gain on investments and foreign
    currency transactions                                        --                       (8,630)
                                                               -----------           -----------
      Total distributions declared to shareholders             $  (118,386)          $   (64,398)
                                                               -----------           -----------
Net increase in net assets from fund share transactions        $ 2,868,386           $ 3,929,519
                                                               -----------           -----------
      Total increase in net assets                             $ 2,484,000           $ 4,516,799
Net assets:
  At beginning of period                                       $17,297,518           $ 12,780,719
                                                               -----------           -----------

  At end of period (including accumulated undistributed net
    investment income of $8,003 and $58,267, respectively)     $19,781,518           $17,297,518
                                                               ===========           ===========
See notes to financial statements.


FINANCIAL STATEMENTS - continued
Financial Highlights
---------------------------------------------------------------------------------------------------
                                                SIX MONTHS ENDED        YEAR ENDED     PERIOD ENDED
                                               DECEMBER 31, 2000     JUNE 30, 2000   JUNE 30, 1999*
                                                     (UNAUDITED)
---------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                    $ 11.18           $ 10.70           $10.00
                                                         -------           -------           ------

Income from investment operations# -
  Net investment income(S)                               $  0.04           $  0.07           $ 0.04
  Net realized and unrealized gain (loss) on
    investments and foreign currency                       (0.19)             0.47             0.66
                                                         -------           -------           ------
      Total from investment operations                   $ (0.15)          $  0.54           $ 0.70
                                                         -------           -------           ------
Less distributions declared to shareholders -

  From net investment income                             $ (0.07)          $ (0.05)          $ --
  From net realized gain on investments and foreign
    currency transactions                                   --               (0.01)            --
                                                         -------           -------           ------

      Total distributions declared to shareholders       $ (0.07)          $ (0.06)          $ --
                                                         -------           -------           ------
Net asset value - end of period                          $ 10.96           $ 11.18           $10.70
                                                         =======           =======           ======
Total return                                               (1.38)%++          5.04%            7.00%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                0.57%+            0.65%            0.66%+
  Net investment income                                     0.72%+            0.69%            0.68%+
Portfolio turnover                                            17%               86%              36%
Net assets at end of period (000 Omitted)                $19,782           $17,298          $12,781

(S)The investment adviser voluntarily agreed under a temporary expense agreement to pay all of the fund's operating expenses, exclusive of managment fees, in excess of 0.00% of average daily net assets. In addition, the investment adviser voluntarily waived a portion of its fee for certain of the periods indicated. To the extent actual expenses were over this limitation and the waiver had not been in place, net investment income (loss) per share and the ratios would have been:

    Net investment income (loss)                         $  0.01           $  0.03           $(0.01)
    Ratios (to average net assets):
      Expenses##                                            1.08%+            1.04%            1.40%+
      Net investment income (loss)                          0.21%+            0.30%           (0.06)%+

 *For the period from the commencement of the fund's investment operations, December 31, 1998, through June 30, 1999.
 +Annualized.
++Not annualized.
 #Per share data are based on average shares outstanding.
##Ratios do not reflect reductions from certain expense offset arrangements.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(1) Business and Organization
MFS Institutional Core Equity Fund (the fund) is a diversified series of MFS Institutional Trust (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The fund can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued in good faith by the Trustees.

Repurchase Agreements - The fund may enter into repurchase agreements with institutions that the fund's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. The fund, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans - State Street Bank and Trust Company ("State Street"), as lending agent, may loan the securities of the fund to certain qualified institutions (the "Borrowers") approved by the fund. The loans are collateralized at all times by cash in an amount at least equal to the market value of the securities loaned. State Street provides the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral.

Cash collateral is invested in short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

At December 31, 2000, the value of securities loaned was $2,878,430. These loans were collateralized by cash of $2,964,759, which was invested in the following short-term obligations:

                                                             IDENTIFIED COST
                                                   SHARES          AND VALUE
----------------------------------------------------------------------------
Navigator Securities Lending Prime Portfolio    2,964,759         $2,964,759
                                                                  ----------

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund will adopt the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, effective for fiscal years beginning after December 15, 2000. Management does not anticipate that the adoption of the Guide will have a significant effect on the financial statements.

Fees Paid Indirectly - The fund's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions - The fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The fund distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains.

(3) Transactions with Affiliates
Investment Adviser - The fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.60% of the fund's average daily net assets. The investment adviser has voluntarily agreed to waive a portion of its fee. In addition, the investment adviser has voluntarily agreed to pay the fund's operating expenses exclusive of management fees such that the fund's aggregate expenses do not exceed 0.00% of its average daily net assets. These arrangements are combined and reflected as a reduction of expenses in the Statement of Operations.

The fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the fund, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, and MFS Service Center, Inc. (MFSC).

Administrator - The fund has an administrative services agreement with MFS to provide the fund with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the fund pays MFS an administrative fee at the following annual percentages of the fund's average daily net assets:

                First $2 billion                       0.0175%
                Next $2.5 billion                      0.0130%
                Next $2.5 billion                      0.0005%
                In excess of $7 billion                0.0000%

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the fund's average daily net assets at an annual rate of 0.0075%.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities, purchased option transactions and short-term obligations, aggregated $8,278,394 and $5,056,173, respectively.

The cost and unrealized appreciation and depreciation in the value of the investments owned by the fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                  $19,864,914
                                                                -----------
Gross unrealized appreciation                                   $ 2,466,227
Gross unrealized depreciation                                    (1,423,790)
                                                                -----------
    Net unrealized appreciation                                 $ 1,042,437
                                                                ===========
(5) Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

                                  SIX MONTHS ENDED DECEMBER 31, 2000           YEAR ENDED JUNE 30, 2000
                                  ----------------------------------    -------------------------------
                                            SHARES            AMOUNT           SHARES            AMOUNT
-------------------------------------------------------------------------------------------------------
Shares sold                                246,719      $  2,750,000          446,908        $4,892,562
Shares issued to shareholders in
  reinvestment
  of distributions                          10,772           118,386            5,897            64,398
Shares reacquired                            --             --               (100,000)       (1,027,441)
                                           -------      ------------         --------        ----------
    Net increase                           257,491      $  2,868,386          352,805        $3,929,519
                                           =======      ============         ========        ==========

(6) Line of Credit
The fund and other affiliated funds participate in a $1.1 billion unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the fund for the period ended December 31, 2000, was $31. The fund had no borrowings during the period.

(C)2001 MFS Investment Management(R).
MFS(R) investment products are offered through MFS Fund Distributors, Inc.,
500 Boylston Street, Boston, MA 02116.                           ICE-3 02/01 387